UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 15, 2011

AMBIENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35259	98-0166007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 WELLS AVENUE, SUITE 11, NEWTON, MASSACHUSETTS, 02459
 (Address of principal executive offices, including Zip Code)

617- 332-0004
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On August 15, 2011, the Board of Directors of Ambient Corporation (the “Company”) approved an amendment to the Company’s 2000 Equity Incentive Plan (the “2000 Plan”) to increase the number of shares of the Company’s common stock available for issuance under the 2000 Plan from 1,100,000 to 2,750,000 shares.  By written consent, the holder of a majority of the shares of outstanding common stock of the Company approved the amendment for such increase.  The amendment for such increase will not become effective until 20 calendar days after the Company sends an Information Statement on Schedule 14C to its stockholders with respect to the amendment to the 2000 Plan. Under the 2000 Plan, the Company may grant to eligible participants stock options, performance units, stock appreciation rights, restricted stock, stock bonuses, other stock-based awards, tax bonuses and other cash payments.  The Company’s principal executive officer, principal financial officer and named executive officers are eligible participants under the 2000 Plan, but the Company has not made any determination regarding the grant of any awards under the 2000 Plan with respect to the available shares under the 2000 Plan, including with respect to the Company’s principal executive officer, principal financial officer and named executive officers.  Except to increase the number of shares available under the 2000 Plan, there have been no other amendments to the 2000 Plan.  The brief description of the 2000 Plan set forth above is qualified in its entirety by the 2000 Plan, a copy of which is filed as Appendix A to the Definitive Information Statement of Ambient Corporation on Schedule 14C, filed with the SEC on December 24, 2009.

On August 15, 2011, the Board of Directors of the Company also approved an amendment to the Company’s 2002 Non-Employee Directors Stock Option Plan (the “2002 Plan”) to increase the number of shares of the Company’s common stock available for issuance under the 2002 Plan from 250,000 to 750,000 shares.  By written consent, the holder of a majority of the shares of outstanding common stock of the Company approved the amendment for such increase.  The amendment for such increase will not become effective until 20 calendar days after the Company sends an Information Statement on Schedule 14C to its stockholders with respect to the amendment to the 2002 Plan. Under the 2002 Plan, the Company may grant non-qualified stock options to the Company’s non-employee directors.  Except to increase the number of shares available under the 2002 Plan, there have been no other amendments to the 2002 Plan.  The brief description of the 2002 Plan set forth above is qualified in its entirety by the 2002 Plan, a copy of which is filed as Appendix B to the Definitive Information Statement of Ambient Corporation on Schedule 14C, filed with the SEC on December 24, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBIENT CORPORATION

Dated: August 16, 2011	By:	/s/ John J. Joyce
John J. Joyce
Chief Executive Officer